EXHIBIT 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Richard L. Carrión
Richard L. Carrión

24.1-1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Melanie L. Healey
Melanie L. Healey

24.1-2

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ M. Frances Keeth
M. Frances Keeth

24.1-3

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Robert W. Lane
Robert W. Lane

24.1-4

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Lowell C. McAdam
Lowell C. McAdam

24.1-5

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Sandra O. Moose
Sandra O. Moose

24.1-6

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Joseph Neubauer
Joseph Neubauer

24.1-7

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

24.1-8

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

24.1-9

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Hugh B. Price
Hugh B. Price

24.1-10

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Rodney E. Slater
Rodney E. Slater

24.1-11

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

24.1-12

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Gregory D. Wasson
Gregory D. Wasson

24.1-13

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Anthony T. Skiadas and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Francis J. Shammo
Francis J. Shammo

24.1-14

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to the issuance by the Company of shares of its common stock to shareholders of Vodafone Group Plc (“Vodafone”) in connection with the Company’s acquisition of Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of October 2013.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

24.1-15